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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 3, 1999
                        (Date of earliest event reported)

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                             GENCOR INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


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    Delaware                        0-3821                      59-0933147
(State or other             (Commission File Number)         (IRS Employer
jurisdiction of                                              Identification
incorporation or                                                  No.)
organization)


             5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810
               (Address of principal executive offices, zip code)

                                 (407) 290-6000
              (Registrant's telephone number, including area code)
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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a)  This Amendment No. 1 (the "Amendment") supplements the report on
Form 8-K filed with the Securities and Exchange Commission on December 10, 1999, (the "Report") regarding the Change in Registrant's Certifying Accountant. As previously disclosed, the Registrant terminated Deloitte & Touche LLP on December 3, 1999. Attached hereto is Deliotte & Touche LLP's letter dated December 22, 1999 (the "Letter"), in response to the aforementioned Report. The Registrant does not agree with many of the representations contained in the Letter. The Registrant reiterates the positions set forth in the Report.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

      16.1 Letter from Deloitte & Touche LLP (filed herewith)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENCOR INDUSTRIES, INC.
                                           (Registrant)

Date:    December 27, 1999              By: /s/ E.J. Elliott
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                                            E.J. Elliott
                                            Chairman of the Board and President